 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5813

Liquid Reserves Portfolio
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
c/o Citigroup Asset Management
300 First Stamford Place, 4th Floor
Stamford, CT 06902
(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 451-2010

Date of fiscal year end: August 31,
Date of reporting period: August 31, 2005

ITEM 1.     REPORT TO STOCKHOLDERS.

          The Annual Report to Stockholders is filed herewith.

Schedule of Investments (August 31, 2005)

LIQUID RESERVES PORTFOLIO

Face Amount	Security	Value

Asset-Backed Securities – 3.0%
$500,000,000	Blue Heron Funding I Ltd., 3.618% due 10/14/05 (a)(b)	$500,000,000
355,000,000	Blue Heron Funding IV Ltd., 3.639% due 12/16/05 (a)(b)	355,000,000
500,000,000	Restructured Asset Certificates with Enhanced Returns (RACERS) Trust, Series 2004-6-MM, 3.609% due 2/22/06 (a)(b)	500,000,000

	Total Asset-Backed Securities	1,355,000,000

Bank Notes – 2.0%
	Bank of America NA:
500,000,000	3.230% due 9/12/05	500,000,000
377,600,000	3.430% due 11/22/05	377,600,000

	Total Bank Notes	877,600,000

Certificate of Deposit (Domestic) – 0.3%
125,000,000	Wells Fargo Bank NA, 4.130% due 7/24/06	124,864,008

Certificates of Deposit (Euro) – 2.0%
570,000,000	Calyon, 3.455% due 12/30/05	570,009,156
310,000,000	Credit Suisse New York, 3.490% due 9/6/05	310,000,000

	Total Certificates of Deposit (Euro)	880,009,156

Certificates of Deposit (Yankee) – 24.5%
	Barclays Bank PLC NY:
673,750,000	3.525% due 9/9/05	673,750,000
450,000,000	3.190% due 9/19/05	450,000,000
148,000,000	3.700% due 11/8/05	148,000,000
640,000,000	3.720% due 11/10/05	640,000,000
	BNP Paribas NY Branch:
497,100,000	3.420% due 11/14/05	497,100,000
300,000,000	3.460% due 12/30/05	300,000,000
150,000,000	4.100% due 5/24/06	150,000,000
206,000,000	4.130% due 5/25/06	206,000,000
	Calyon NY:
400,000,000	3.290% due 10/5/05	400,000,000
350,000,000	4.100% due 5/24/06	350,000,000
110,000,000	Credit Suisse First Boston NY, 3.045% due 11/21/05	110,004,765
1,175,000,000	Credit Suisse New York, 3.530% due 9/9/05	1,175,000,000
	Depfa Bank PLC NY:
200,000,000	3.315% due 9/30/05	200,000,000
200,000,000	3.415% due 11/10/05	200,000,000
200,000,000	3.415% due 11/14/05	200,000,000
197,000,000	3.430% due 12/1/05	197,000,000
150,000,000	4.220% due 8/11/06	150,000,000

See Notes to Financial Statements.

32	Liquid Reserves Portfolio 2005 Annual Report

Schedule of Investments (August 31, 2005) (continued)

Face Amount	Security	Value

Certificates of Deposit (Yankee) – 24.5% (continued)
	Deutsche Bank NY:
$490,000,000	3.525% due 9/20/05	$490,000,000
100,000,000	4.100% due 5/22/06	100,000,000
262,000,000	4.250% due 8/9/06	262,000,000
175,000,000	4.235% due 8/10/06	175,000,000
200,000,000	4.225% due 8/11/06	200,000,000
243,000,000	4.230% due 8/11/06	243,000,000
490,000,000	Dresdner Bank NY, 3.520% due 9/19/05	490,000,000
	Fortis Bank NY:
740,000,000	3.490% due 9/6/05	740,000,000
500,000,000	3.520% due 9/9/05	500,000,000
140,000,000	3.520% due 9/12/05	140,000,000
500,000,000	3.310% due 10/7/05	500,000,000
100,000,000	Royal Bank Scotland NY, 4.130% due 7/24/06	99,908,985
643,000,000	Svenska Handelsbanken NY, 3.405% due 9/9/05	643,000,000
	Toronto Dominion Bank NY:
200,000,000	3.440% due 12/23/05	200,041,655
142,000,000	3.600% due 6/7/06	142,000,000

	Total Certificates of Deposit (Yankee)	10,971,805,405

Commercial Paper – 46.4%
347,450,000	Amstel Funding Corp., 3.450% due 9/30/05 (a)	346,484,379
110,000,000	Amsterdam Funding Corp., 3.550% due 9/28/05 (a)	109,707,125
	Atlantis One Funding Corp.:
406,826,000	3.180% due 9/19/05 (a)	406,179,147
100,000,000	3.370% due 11/18/05 (a)	99,269,833
	Bank of America Corp.:
250,000,000	3.270% due 10/3/05	249,273,333
275,000,000	3.620% due 10/31/05	273,340,833
	Beethoven Funding Corp.:
255,597,000	3.540% due 9/8/05	255,421,064
263,910,000	3.530% due 9/13/05 (a)	263,599,466
100,602,000	3.680% due 10/20/05 (a)	100,098,096
	Brahms Funding Corp.:
99,067,000	3.550% due 9/8/05	98,998,616
152,618,000	3.600% due 9/20/05 (a)	152,328,026
200,000,000	Carmel Mountain Funding Trust, 3.520% due 9/20/05 (a)	199,628,444
	Chesham Finance LLC:
100,000,000	3.600% due 9/1/05	100,000,000
300,000,000	3.530% due 9/8/05	299,794,083
300,000,000	3.530% due 9/9/05 (a)	299,764,667
275,000,000	3.530% due 9/12/05 (a)	274,703,382
500,000,000	3.570% due 9/22/05 (a)	498,958,750

See Notes to Financial Statements.

Liquid Reserves Portfolio 2005 Annual Report	33

Schedule of Investments (August 31, 2005) (continued)

Face Amount	Security	Value

Commercial Paper – 46.4% (continued)
$125,000,000	Cheyne Finance LLC, 3.621% due 5/25/06 (a)(b)	$124,981,735
	Cimarron CDO Ltd.:
460,286,000	3.650% due 9/26/05 (a)	459,119,303
163,315,000	3.670% due 9/30/05 (a)	162,832,177
	Concord Minutemen Capital Co.:
103,335,000	3.100% due 9/7/05	103,281,610
133,155,000	3.130% due 9/8/05	133,073,960
260,525,000	3.600% due 9/13/05 (a)	260,212,370
259,981,000	3.350% due 10/20/05 (a)	258,795,559
	Crown Point Capital Co.:
98,124,000	3.130% due 9/8/05	98,064,281
112,650,000	Series A, 3.880% due 2/7/06 (a)	110,719,555
	Curzon Funding LLC:
168,000,000	3.370% due 11/9/05 (a)	166,914,860
100,000,000	3.360% due 11/16/05 (a)	99,290,667
250,000,000	3.890% due 2/9/06 (a)	245,650,764
	Davis Square Funding IV Corp.:
242,000,000	3.460% due 9/27/05 (a)	241,395,269
248,000,000	3.650% due 10/11/05 (a)	246,994,222
454,500,000	Dresdner US Finance, 3.520% due 9/20/05	453,655,640
250,000,000	Duke Funding, High Grade I Ltd., 2.842% due 9/6/05	249,999,306
	Ebury Finance LLC:
100,000,000	3.530% due 9/1/05	100,000,000
450,000,000	3.410% due 9/6/05	449,786,875
250,000,000	3.550% due 9/20/05 (a)	249,531,597
247,700,000	3.570% due 9/26/05 (a)	247,085,910
375,000,000	3.680% due 10/25/05 (a)	372,930,000
261,000,000	3.589% due 12/20/05 (a)(b)	260,999,348
139,433,000	Edison Asset Securitization LLC, 3.360% due 11/14/05(a)	138,469,983
	Fenway Funding LLC:
170,000,000	3.550% due 9/7/05	169,899,417
200,000,000	3.560% due 9/8/05	199,861,556
246,419,000	3.560% due 9/12/05 (a)	246,150,951
141,645,000	3.570% due 9/14/05	141,462,396
200,710,000	3.650% due 9/26/05 (a)	200,201,256
338,600,000	Ford Credit Floorplan Master Owner Trust, Motown Notes, Series 2002-1A,
	3.550% due 9/13/05 (a)	338,199,323
250,825,000	Foxboro Funding, 3.650% due 9/26/05 (a)	250,189,228
	General Electric Capital Corp.:
500,000,000	3.280% due 10/11/05	498,177,778
238,205,000	3.400% due 11/28/05	236,225,252

See Notes to Financial Statements.

34	Liquid Reserves Portfolio 2005 Annual Report

Schedule of Investments (August 31, 2005) (continued)

Face Amount	Security	Value

Commercial Paper – 46.4% (continued)
	Georgetown Funding Co.:
$227,000,000	3.440% due 9/1/05	$227,000,000
559,276,000	3.450% due 9/7/05	558,954,416
336,746,000	3.480% due 9/16/05 (a)	336,257,718
300,000,000	3.640% due 10/6/05 (a)	298,938,333
421,893,000	3.680% due 10/20/05 (a)	419,779,785
200,000,000	3.710% due 10/27/05 (a)	198,845,778
	Giro Balanced Funding Corp.:
121,661,000	3.540% due 9/9/05 (a)	121,565,293
98,320,000	3.530% due 9/12/05 (a)	98,213,951
332,149,000	3.550% due 9/15/05 (a)	331,690,450
453,629,000	Giro Multi-Funding Corp., 3.560% due 9/20/05 (a)	452,776,682
	Harwood Street Funding II:
178,212,000	3.570% due 9/19/05 (a)	177,893,892
235,970,000	3.570% due 9/15/05 (a)	235,642,395
98,600,000	HSBC USA Inc., 3.550% due 9/30/05	98,318,031
280,099,000	Legacy Capital LLC, 3.360% due 11/16/05 (a)	278,112,164
55,000,000	Liberty Harbour CDO Inc., 3.660% due 10/5/05 (a)	54,809,883
	Main Street Warehouse Funding:
100,000,000	3.550% due 9/1/05	100,000,000
95,000,000	3.550% due 9/2/05	94,990,632
150,000,000	3.550% due 9/6/05	149,926,042
200,000,000	3.560% due 9/7/05	199,881,333
90,000,000	3.570% due 9/8/05	89,937,525
200,000,000	3.570% due 9/9/05 (a)	199,841,333
197,500,000	3.580 % due 9/16/05 (a)	197,205,396
100,000,000	3.660% due 9/26/05 (a)	99,745,833
148,750,000	3.530% due 9/2/05	148,735,414
150,000,000	3.560% due 9/12/05 (a)	149,836,833
	Master Funding LLC:
100,000,000	3.580% due 10/18/05 (a)	99,532,611
100,000,000	Series B, 3.470% due 9/19/05 (a)	99,826,500
	Mica Funding LLC:
139,745,000	3.540% due 9/6/05	139,676,292
100,000,000	3.530% due 9/12/05 (a)	99,892,139
450,000,000	3.600% due 9/19/05 (a)	449,190,000
227,750,000	3.450% due 9/20/05 (a)	227,335,305
180,000,000	Park Granada LLC, 3.510% due 9/2/05	179,982,450
	Picaros Funding LLC:
100,000,000	3.600% due 9/26/05 (a)	99,750,000
247,000,000	3.300% due 10/14/05 (a)	246,026,408
200,000,000	3.400% due 12/20/05 (a)	197,922,222

See Notes to Financial Statements.

Liquid Reserves Portfolio 2005 Annual Report	35

Schedule of Investments (August 31, 2005) (continued)

Face Amount	Security	Value

Commercial Paper – 46.4% (continued)
	Sigma Finance Inc.:
$100,000,000	3.350% due 11/17/05 (a)	$99,283,472
100,000,000	3.370% due 11/21/05 (a)	99,241,750
150,000,000	3.480% due 12/12/05 (a)	148,521,000
100,000,000	3.890% due 2/13/06 (a)	98,217,083
142,500,000	Societe Generale North America, 3.350% due 11/15/05	141,505,469
	Stanfield Victoria Funding LLC:
100,000,000	3.579% due 11/14/05 (a)(b)	99,997,944
100,000,000	3.360% due 11/18/05 (a)	99,272,000
	Strand Capital LLC:
100,000,000	3.560% due 9/15/05 (a)	99,861,556
100,000,000	3.550% due 10/11/05 (a)	99,605,556
150,000,000	3.570% due 10/17/05 (a)	149,315,750
110,000,000	3.710% due 11/1/05 (a)	109,308,497
	Stratford Receivables Co., LLC:
101,821,000	3.545% due 9/12/05 (a)	101,710,708
220,661,000	3.570% due 9/16/05 (a)	220,332,767
349,755,000	Surrey Funding Corp., Credit Enhanced by Barclays Bank PLC,
	3.367% due 11/3/05	347,694,070
164,642,000	Tasman Funding Inc., 3.530% due 9/7/05	164,545,136

	Total Commercial Paper	20,778,147,189

Corporate Bonds & Notes – 1.7%
400,000,000	Credit Suisse First Boston New York, 3.570% due 7/19/06 (b)	400,000,000
135,000,000	Harrier Finance Funding LLC, Medium-Term Notes,
	3.541% due 10/17/05 (a)(b)	134,994,056
120,000,000	Premier Asset Collateralized Entity LLC, 3.601% due 7/25/06 (a)(b)	119,967,748
102,784,000	SMM Trust 2004-M, 3.550% due 1/10/06 (a)(b)	102,784,000

	Total Corporate Bonds & Notes	757,745,804

Master Note – 0.1%
50,000,000	Merrill Lynch & Co. Inc., 3.693% due 9/1/05 (b)	50,000,000

Medium-Term Notes – 5.0%
100,000,000	Links Finance LLC, 3.550% due 4/25/06 (a)	100,000,000
385,000,000	Merrill Lynch & Co. Inc., 3.570% due 8/3/06 (b)	385,000,000
105,000,000	Premier Asset Collateralized LLC, 3.531% due 3/15/06 (a)(b)	104,988,781
	Sigma Finance Inc.:
300,000,000	3.521% due 9/14/05 (a)(b)	299,995,714
250,000,000	3.591% due 1/23/06 (a)(b)	249,970,572
100,000,000	3.560% due 4/25/06 (a)	100,000,000
225,000,000	3.612% due 6/9/06 (a)	225,000,000

See Notes to Financial Statements.

36	Liquid Reserves Portfolio 2005 Annual Report

Schedule of Investments (August 31, 2005) (continued)

Face Amount	Security	Value

Medium – Term Notes – 5.0% (continued)
	Stanfield Victoria Funding LLC:
$100,000,000	3.531% due 9/15/05 (a)(b)	$99,998,466
97,000,000	3.601% due 9/26/05 (a)(b)	96,997,272
100,000,000	3.601% due 10/3/05 (a)(b)	99,996,512
100,000,000	3.601% due 10/25/05 (a)(b)	99,994,068
100,000,000	3.484% due 1/3/06 (a)(b)	99,991,730
100,000,000	3.575% due 4/24/06 (a)	99,990,554
100,000,000	3.526% due 6/15/06 (a)(b)	99,980,450
100,000,000	3.591% due 6/26/06 (a)(b)	99,976,096

	Total Medium-Term Notes	2,261,880,215

Promissory Note – 2.4%
1,100,000,000	Goldman Sachs Group Inc., 3.700% due 1/24/06 (a)(b)	1,100,000,000

Time Deposits – 5.8%
350,000,000	JP Morgan Chase Bank, 3.594% due 9/1/05	350,000,000
199,693,000	Royal Bank of Canada Toronto, 3.610% due 9/1/05	199,693,000
373,463,000	Societe Generale NY, 3.580% due 9/1/05	373,463,000
350,000,000	State Street Cayman Islands, 3.580% due 9/1/05	350,000,000
500,000,000	UBS AG Cayman Islands, 3.600% due 9/1/05	500,000,000
845,000,000	UBS AG Stamford CT, 3.525% due 9/20/05	845,000,000

	Total Time Deposits	2,618,156,000

U.S. Government Agency Obligations – 6.7%
	Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes:
100,000,000	3.310% due 11/15/05	99,310,417
133,369,000	3.420% due 12/6/05	132,152,675
100,000,000	3.440% due 2/27/06	98,289,556
245,000,000	3.510% due 3/27/06	240,055,287
100,000,000	3.400% due 4/18/06	97,837,222
215,818,000	3.440% due 5/10/06	210,641,725
98,000,000	3.573% due 6/27/06	95,091,777
100,000,000	3.585% due 6/27/06	97,022,458
75,156,000	3.700% due 6/27/06	72,846,414
89,861,000	3.745% due 7/5/06	86,991,152
80,000,000	3.760% due 7/5/06	77,434,844
77,000,000	3.810% due 7/5/06	74,498,206
125,000,000	3.955% due 7/31/06	120,427,031
110,500,000	3.961% due 8/4/06	106,402,731
	Federal National Mortgage Association (FNMA):
290,000,000	3.715% due 5/22/06 (b)	289,874,252
150,000,000	2.500% due 6/15/06	148,603,566

See Notes to Financial Statements.

Liquid Reserves Portfolio 2005 Annual Report	37

Schedule of Investments (August 31, 2005) (continued)

Face Amount	Security	Value

U.S. Government Agency Obligations – 6.7% (continued)
	Discount Notes:
$100,000,000	3.420% due 12/7/05	$99,078,500
141,535,000	3.840% due 2/8/06	139,119,469
200,000,000	3.415% due 2/24/06	196,660,889
83,952,000	3.420% due 2/24/06	82,548,323
50,000,000	3.640% due 6/30/06	48,473,222
119,833,000	3.665% due 6/30/06	116,148,701
95,500,000	3.710% due 6/30/06	92,527,775
166,271,000	3.955% due 7/28/06	160,242,983

	Total U.S. Government Agency Obligations	2,982,279,175

	TOTAL INVESTMENTS – 99.9% (Cost – $44,757,486,952#)	44,757,486,952
	Other Assets in Excess of Liabilities – 0.1%	31,337,812

	TOTAL NET ASSETS – 100.0%	$44,788,824,764

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933.  This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.  This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees unless otherwise noted.

(b)	Variable rate securities. Interest rates disclosed are those which are in effect at August 31, 2005. Maturity dates shown are those of the next interest rate reset or actual maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

38	Liquid Reserves Portfolio 2005 Annual Report

Liquid Reserves Portfolio
Statement of Assets and Liabilities (August 31, 2005)

ASSETS:
Investments, at amortized cost	$44,757,486,952
Cash	643
Interest receivable	91,182,822

Total Assets	44,848,670,417

LIABILITIES:
Payable for securities purchased	54,809,883
Management fee payable	2,976,564
Trustees’ fees payable	105,787
Accrued expenses	1,953,419

Total Liabilities	59,845,653

Total Net Assets	$44,788,824,764

REPRESENTED BY:
Paid in capital	$44,788,824,764

See Notes to Financial Statements.

Liquid Reserves Portfolio 2005 Annual Report	39

Liquid Reserves Portfolio
Statement of Operations (For the year ended August 31, 2005)

INVESTMENT INCOME:
Interest (Note 1)	$1,142,209,971

EXPENSES:
Management fee (Note 2)	64,084,305
Custody and fund accounting fees	8,437,622
Trustees’ fees	544,425
Legal fees	235,734
Audit and tax	27,008
Shareholder reports	8,458
Miscellaneous expenses	58,114

Total Expenses	73,395,666
Less: Management fee waiver (Note 2)	(30,729,764)
Fees paid indirectly (Note 1d)	(20)

Net Expenses	42,665,882

Net Investment Income	1,099,544,089
Net Realized Gain on investments	78,302

Increase in Net Assets From Operations	$1,099,622,391

See Notes to Financial Statements.

40	Liquid Reserves Portfolio 2005 Annual Report

Liquid Reserves Portfolio
Statements of Changes in Net Assets (For the years ended August 31,)

	2005	2004

OPERATIONS:
Net investment income	$1,099,544,089	$398,629,252
Net realized gain	78,302	3,202,155

Increase in Net Assets From Operations	1,099,622,391	401,831,407

CAPITAL TRANSACTIONS:
Proceeds from contributions	100,595,035,548	86,116,419,663
Value of withdrawals	(94,492,475,937)	(88,378,702,148)

Increase (Decrease) in Net Assets From
Capital Transactions	6,102,559,611	(2,262,282,485)

Increase (Decrease) in Net Assets	7,202,182,002	(1,860,451,078)
NET ASSETS:
Beginning of year	37,586,642,762	39,447,093,840

End of year	$44,788,824,764	$37,586,642,762

See Notes to Financial Statements.

Liquid Reserves Portfolio 2005 Annual Report	41

Liquid Reserves Portfolio
Financial Highlights

Years Ended August 31,	2005	2004	2003	2002	2001

Total Return(1)	2.54%	1.09%	1.49%	2.36%	N/A

Net Assets,
End of Year (millions)	$44,789	$37,587	$39,447	$45,007	$32,073

Ratios to Average Net Assets:
Gross expenses	0.17%	0.17%	0.17%	0.19%	0.22%
Net expenses(2)(3)	0.10	0.10	0.10	0.10	0.10
Net investment income(3)	2.57	1.09	1.39	2.29	5.27

(1)	Performance figures may reflect voluntary fee waivers. Past performance is no guarantee of future results. In the absence of voluntary fee waivers, the total return would have been lower.

(2)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Portfolio will not exceed 0.10%.

(3)	The Portfolio’s Manager waived a portion of its management fee. This waiver is voluntary and may be reduced or terminated at anytime.

See Notes to Financial Statements.

42	Liquid Reserves Portfolio 2005 Annual Report

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Liquid Reserves Portfolio, (the “Portfolio”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a no-load, diversified, open-end management investment company which was organized as a trust under the laws of the State of New York. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. Citi Fund Management Inc. (the “Manager”) acts as the Investment Manager. At August 31, 2005, all investors in the Portfolio were funds advised by the Manager and or its affiliates.

     The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     (a) Investment Valuation. Money market instruments are valued at amortized cost, in accordance with Rule 2a-7 under the 1940 Act, which approximates market value. This method involves valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. The Portfolio’s use of amortized cost is subject to compliance with certain conditions as specified under Rule 2a-7 of the 1940 Act.

      (b) Interest Income and Expenses. Interest income consists of interest accrued and discount earned (including both original issue and market discount adjusted for amortization of premium) on the investments of the Portfolio. Expenses of the Portfolio are accrued daily. The Portfolio bears all costs of its operations other than expenses specifically assumed by the Manager.

     (c) Income Taxes. The Portfolio is classified as a partnership for Federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no Federal income tax provision is required. It is intended that the Portfolio’s assets will be managed so an investor in the Portfolio can satisfy the requirements of the subchapter M of the Internal Revenue Code.

     (d) Fees Paid Indirectly. The Portfolio’s custodian calculates its fees based on the Portfolio’s average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Portfolio. This amount is shown as a reduction of expenses in the Statement of Operations.

2. Management Agreement and Other Transactions with Affiliates

The Manager is responsible for overall management of the Portfolio’s business affairs, and has a Management Agreement with the Portfolio. The Manager or an affiliate also provides certain administrative services to the Portfolio. These administrative services include providing general office facilities and supervising the overall administration of the Portfolio.

     The management fees paid to the Manager are accrued daily and payable monthly. The management fee is computed at an annual rate of 0.15% of the Portfolio’s average daily net

Liquid Reserves Portfolio 2005 Annual Report	43

Notes to Financial Statements (continued)

assets. The management fee amounted to $64,084,305 of which $30,729,764 was voluntarily waived for the year ended August 31, 2005. Such waiver is voluntary and can be terminated at any time at the discretion of the Manager.

     The Portfolio pays no compensation directly to any Trustee or any officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Portfolio from the Manager or its affiliates. Certain of the officers and a Trustee of the Portfolio are officers and a director of the Manager or its affiliates.

     The Trustees of the Portfolio have adopted a Retirement Plan (the “Plan”) for all Trustees who are not “interested persons” of the Portfolio, within the meaning of the 1940 Act. Under the Plan, all Trustees are required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attains age 75. Trustees may retire under the Plan before attaining the mandatory retirement age. Trustees who have served as Trustee of the Trust or any of the investment companies associated with Citigroup for at least ten years when they retire are eligible to receive the maximum retirement benefit under the Plan. The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the entirety of the calendar year of the applicable Trustee’s retirement. Amounts under the Plan may be paid in installments or in a lump sum (discounted to present value). Three former Trustees are currently receiving payments under the Plan. In addition two other former Trustees received a lump sum payment under the Plan. The Portfolio’s allocable share of the liability at August 31, 2005 was $101,787.

3. Investments

Purchases, maturities and sales of money market instruments aggregated $1,110,212,287,604 and $1,103,657,982,992, respectively, for the year ended August 31, 2005.

4. Federal Income Tax Basis of Investment Securities

The cost of investment securities owned at August 31, 2005, for federal income tax purposes, amounted to $44,757,486,952.

5. Change in Independent Registered Public Accounting Firm (unaudited)

PricewaterhouseCoopers LLP resigned as the independent registered public accounting firm for the Portfolio effective June 22, 2005. The Portfolio’s Audit Committee approved the engagement of KPMG LLP as the Portfolio’s new independent registered public accounting firm for the fiscal year ending August 31, 2005. A majority of the Portfolio’s Board of Trustees, including a majority of the independent Trustees, approved the appointment of KPMG LLP.

     The reports of PricewaterhouseCoopers LLP on the Portfolio’s financial statements for each of the last two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. There have been no disagreements with PricewaterhouseCoopers LLP during the Portfolio’s two most recent fiscal years and any subsequent interim period on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which,

44	Liquid Reserves Portfolio 2005 Annual Report

Notes to Financial Statements (continued)

if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference thereto in their reports on the financial statements for such years.

6. Regulatory Matters and Related Litigation

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGMI”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

     The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

     The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan to be prepared by Citigroup and submitted within 90 days of the entry of the order for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

     The order requires SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGMI to oversee a competitive bidding process. Under the order, Citigroup also must comply with an amended version of a vendor policy that Citigroup instituted in

Liquid Reserves Portfolio 2005 Annual Report	45

Notes to Financial Statements (continued)

August 2004. That policy, as amended, among other things, requires that when requested by a Fund board, CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

     At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Fund. The Portfolio did not implement the contractual arrangement described above and will not receive any payments.

     Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the advisor for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

     On October 5, 2005, a motion to consolidate the five actions and any subsequently-filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

     As of the date of this report, CAM believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

7. Other Matters

On June 24, 2005, Citigroup announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

     As part of this transaction, Citi Fund Management Inc. (the “Manager”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Manager is the investment manager to the Portfolio.

     The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

     Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the investment management contract between the Portfolio and the Manager. Therefore, the Trust’s Board of Trustees has approved a new investment management contract between the Portfolio and the Manager to become effective upon the closing of the sale to Legg Mason. The new investment management contract has been presented to the shareholders of the Portfolio for their approval.

8. Subsequent Event

The Portfolio has received information from Citigroup Asset Management (“CAM”) concerning Citi Fund Management Inc. (“CFM”), an investment advisory company that is part of CAM. The information received from CAM is as follows:

46	Liquid Reserves Portfolio 2005 Annual Report

Notes to Financial Statements (continued)

     On September 16, 2005, the staff of the Securities and Exchange Commission (the “Commission”) informed CFM that the staff is considering recommending that the Commission institute administrative proceedings against CFM for alleged violations of Sections 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the Commission and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from CFM.

     Although there can be no assurance, CFM believes that this matter is not likely to have a material adverse effect on the Portfolio or CFM’s ability to perform investment advisory services relating to the Portfolio.

     The Commission staff’s recent notification will not affect the sale by Citigroup Inc. of substantially all of CAM’s worldwide business to Legg Mason, Inc., which Citigroup continues to expect will occur in the fourth quarter of this year.

Liquid Reserves Portfolio 2005 Annual Report	47

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Investors
Liquid Reserves Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Liquid Reserves Portfolio as of August 31, 2005, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended August 31, 2004 and the financial highlights for each of the years in the four-year period then ended was audited by other independent registered public accountants whose report thereon, dated October 24, 2004, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

          We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2005 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Liquid Reserves Portfolio as of August 31, 2005, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York October 21, 2005

48	Liquid Reserves Portfolio 2005 Annual Report

Board Approval of Management Agreement (unaudited)

Background

The members of the Board of Liquid Reserves Portfolio (the “Portfolio”), including the Portfolio’s Board members that are not considered to be “interested persons” under the Investment Company Act of 1940, as amended (the “Independent Board Members”), received information from the Portfolio’s manager (the “Manager”) to assist them in their consideration of the Portfolio’s management agreement (the “Management Agreement”). The Board received and considered a variety of information about the Manager, as well as the advisory and placement arrangements for the Portfolio and advisory and distribution arrangements for the other funds overseen by the Board, certain portions of which are discussed below. The Board noted that the Portfolio’s U.S. shareholders are Citi Institutional Liquid Reserves, Citi Premium Liquid Reserves and Citi Cash Reserves, so-called Feeder Funds (the “Feeder Funds”), whose investment objectives and policies are the same as those of the Portfolio (this investment structure is commonly referred to as a master-feeder structure). The presentation made to the Board encompassed the Portfolio and all the funds for which the Board has responsibility. The discussion below covers both advisory and administrative functions being rendered by the Manager, each function encompassed by the Management Agreement.

Board Approval of Management Agreement

In approving the Management Agreement, the Portfolio’s Board, including the Independent Board Members, considered the factors below. In all of the Board’s considerations with respect to the approval of the Management Agreement, the Board was mindful of the proposed acquisition of the Manager by Legg Mason, Inc.

Nature, Extent and Quality of the Services under the Management Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Portfolio by the Manager under the Management Agreement during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Portfolio’s affairs and the Manager’s role in coordinating the activities of the Portfolio’s other service providers. The Board’s evaluation of the services provided by the Manager took into account the Board’s knowledge and familiarity gained as Board members of funds in the Citigroup Asset Management (“CAM”) fund complex, including the scope and quality of the Manager’s investment management and other capabilities and the quality of its administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Portfolio’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting it and the CAM fund complex. The Board reviewed information received from the Manager regarding the Portfolio’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Portfolio’s senior personnel and the portfolio management team primarily responsible for the day-

Liquid Reserves Portfolio 2005 Annual Report	49

Board Approval of Management Agreement (unaudited) (continued)

to-day portfolio management of the Portfolio. The Board also considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the CAM fund complex. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources available to CAM and its parent organization, Citigroup Inc.

          The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.

          The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement were acceptable.

Portfolio Performance

The Board received and considered performance information for the Portfolio as well as for groups of funds (the “Performance Universes”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. This information was included within performance information presented for each Feeder Fund. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Portfolio with the funds included in the relevant Performance Universe. The Board noted that each Feeder Fund’s performance was the same as the performance of the Portfolio (except for the effect of fees at the Feeder Fund level), and therefore relevant to the Board’s conclusions regarding the Portfolio’s performance. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Portfolio’s performance against its benchmark(s).

          With respect to each Feeder Fund, the information comparing such Feeder Fund’s performance to that of its Performance Universe, consisting of all funds classified as “institutional money market funds” by Lipper, or all retail funds classified as “money market funds” by Lipper as applicable showed, among other data, that such Feeder Fund’s performance for the 1-, 3- and 5-year (and 10-year, in the case of Citi Premium Liquid Reserves and Citi Cash Reserves) periods ended March 31, 2005 was better than the median.

          Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio’s performance was satisfactory.

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Portfolio to the Manager in light of the nature, extent and quality of the management services provided by the Manager. The Board also reviewed and considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Portfolio and considered the actual fee rate (after taking waivers and reimbursements into account) (the “Actual Management Fee”) and that the Manager had agreed to continue its fee waivers and reimbursements until further notice.

50	Liquid Reserves Portfolio 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

          Additionally, the Board received and considered information comparing each Feeder Fund’s Contractual Management Fees and Actual Management Fee and each Feeder Fund’s overall expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The expense comparisons compared each Feeder Fund to funds similar in size to the Portfolio, and the Board noted that the assets of Citi Premium Liquid Reserves and Citi Cash Reserves each represent a small portion of the Portfolio’s assets, while the assets of Citi Institutional Liquid Reserves represent a large portion of the Portfolio’s assets. The Board noted that each Feeder Fund’s expense information reflected both management fees and total expenses payable by such Feeder Fund as well as management fees and total expenses payable by the Portfolio, and was therefore relevant to the Board’s conclusions regarding the Portfolio’s expenses. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Portfolio including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in scope of services provided to the Portfolio and to these other clients, noting that the Portfolio is provided with administrative services, office facilities, Portfolio officers (including the Portfolio’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Portfolio by other Portfolio providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

          Management also discussed with the Board the Portfolio’s placement arrangements. The Board noted that beneficial interests in the Portfolio are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the Securities Act of 1933, as amended, and that the exclusive placement agent for the Portfolio is Citigroup Global Markets Inc., which receives no compensation for serving in that capacity.

          With respect to Feeder Fund Citi Institutional Liquid Reserves, the information comparing such Feeder Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of a group of the funds classified as “institutional money market funds” and chosen to be comparable to such Feeder Fund by Lipper, showed that such Feeder Fund’s Contractual Management Fee was slightly above the median of management fees paid by the other funds in the Expense Group and that the Actual Management Fee, which reflects a fee waiver, was better than the median of its Expense Group. The Board noted that such Feeder Fund’s actual total expense ratio was better than the median of its Expense Group. The Board noted that the Manager was continuing its voluntary waiver of the Portfolio’s management fee until further notice, resulting in the same net effective fee as currently in place for the Portfolio.

          Taking all of the above into consideration, the Board determined that the Management Fee payable by the Portfolio was reasonable in light of the nature, extent and quality of the services provided to the Portfolio under the Management Agreement.

Liquid Reserves Portfolio 2005 Annual Report	51

Board Approval of Management Agreement (unaudited) (continued)

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Portfolio. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Manager’s profitability was considered significant but not excessive in light of the nature, extent and quality of the services provided to the Portfolio, Portfolio performance and the type of fund.

Economies of Scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Portfolio’s assets grow.

          The Board noted that with respect to Citi Institutional Liquid Reserves and Citi Cash Reserves, the Manager had agreed to institute breakpoints in each Feeder Fund’s management fee effective October 1, 2005, that each Feeder Fund’s asset level would exceed the proposed breakpoints and, as a result, each such Feeder Fund and its shareholders would realize the benefit of a lower total expense ratio than if no breakpoints had been in place.

          The Board noted that with respect to Citi Premium Liquid Reserves, the Feeder Fund’s Contractual Management Fee (which reflects the Portfolio’s management fee) is above the average of its Expense Group and such Contractual Management Fee is above the asset-weighted average of other comparable funds across a majority of asset levels as set forth in the information provided by Lipper. The Board also noted that the Manager was continuing its voluntary waiver until further notice, resulting in the same net effective fee as currently in place, which is lower than the current contractual fee.

          The Board also noted that as the Portfolio’s assets have increased over time, certain expenses, such as fees for Board members, auditors and legal fees, become a smaller percentage of overall assets. The Board determined that such management fee structure was reasonable.

Other Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates as a result of their relationship with the Portfolio, including the opportunity to offer additional products and services to Portfolio shareholders.

          In light of the costs of providing investment management and other services to the Portfolio and the Manager’s ongoing commitment to the Portfolio, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

          In light of all of the foregoing, the Board approved the Management Agreement to continue for another year.

          No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement, and each Board Member attributed different weight to the various factors. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Board discussed the proposed continuance of the Management Agreement in private sessions with their independent legal counsel at which no representatives of the Manager were present.

52	Liquid Reserves Portfolio 2005 Annual Report

Additional Information (unaudited)

Information about the Trustees and Officers of the Portfolio can be found on pages 27 through 31 of this report.

Liquid Reserves Portfolio 2005 Annual Report	53

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CitiSM Cash Reserves

TRUSTEES
Elliott J. Berv
Donald M. Carlton
A. Benton Cocanougher
Mark T. Finn
R. Jay Gerken, CFA*
Chairman
Stephen Randolph Gross
Diana R. Harrington
Susan B. Kerley
Alan G. Merten
R. Richardson Pettit

OFFICERS*
R. Jay Gerken, CFA
President and
Chief Executive Officer

Andrew B. Shoup
Senior Vice President and
Chief Administrative Officer

Frances M. Guggino
Chief Financial Officer
and Treasurer

Andrew Beagley
Chief Compliance Officer
and Chief Anti-Money
Laundering Compliance
Officer

Wendy S. Setnicka
Controller

Robert I. Frenkel
Secretary and
Chief Legal Officer

INVESTMENT MANAGER
(OF LIQUID RESERVES
PORTFOLIO)
Citi Fund Management Inc.
100 First Stamford Place
Stamford, CT 06902

DISTRIBUTOR
Citigroup Global Markets Inc.

TRANSFER AGENT
Citicorp Trust Bank, fsb.
125 Broad Street, 11th Floor
New York, NY 10004

SUB-TRANSFER AGENT
PFPC Inc.
P.O. Box 9699
Providence, RI 02940-9699

SUB-TRANSFER AGENT
AND CUSTODIAN
State Street Bank and Trust
Company
225 Franklin Street
Boston, MA 02110

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
KPMG LLP
345 Park Avenue
New York, NY 10154

LEGAL COUNSEL
Bingham McCutchen LLP
150 Federal Street
Boston, MA 02110

* Affiliated Person of Investment Manager

This report is submitted for the general information of the shareholders of Citi Cash Reserves.

©2005 Citicorp
Citigroup Global Markets Inc.

CFA/RCR/805 05-9184

citigroup asset management

CitiFunds Trust III
Citi℠ Cash Reserves

The Fund is a separate investment fund of CitiFunds Trust III, a Massachusetts business trust.

The Fund files its complete schedule of portfolio holdings with Securities Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's website at www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-625-4554.

Information on how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 and a description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-625-4554, (2) on the fund's website at www.citigroupam.com and (3) on the SEC's website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Jane F. Dasher, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Ms. Dasher as the Audit Committee’s financial expert.Ms. Dasher is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	Principal Accountant Fees and Services

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending August 31, 2004 and August 31, 2005 (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $26,000 in 2004 and $26,000 in 2005.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by PwC that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2004 and $2,500 in 2005. These services rendered in connection with the annual registration statement filed on Form N-1A for the Liquid Reserves Portfolio.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Liquid Reserves Portfolio (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $2,100 in 2004 and $0 in 2005. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Liquid Reserves Portfolio.

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Liquid Reserves Portfolio requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Liquid Reserves Portfolio, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2004 and 2005; Tax Fees were 100% and 100% for 2004 and 2005; and Other Fees were 100% and 100% for 2004 and 2005.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Liquid Reserves Portfolio and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Liquid Reserves Portfolio during the reporting period were $0 in 2005 for fees related to the transfer agent matter as fully described in the notes the financial statements titled “additional information” and $75,000 for 2004.

(h) Yes. The Liquid Reserves Portfolio‘s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant's independence. All services provided by the Auditor to the Liquid Reserves Portfolio or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. Not applicable. ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b) Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Liquid Reserves Portfolio

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Liquid Reserves Portfolio

Date:	November 9, 2005

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Liquid Reserves Portfolio

Date:	November 9, 2005

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of
Liquid Reserves Portfolio

Date:	November 9, 2005